August 24, 2011

Office of Filings, Information & Consumer Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

RE: Eaton Vance Senior Income Trust (the “Registrant”), Investment Company Act of 1940 File No. 811-09013.

Gentlemen:

     On behalf of the above-referenced Registrant, transmitted herewith, pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934 and Regulation S-T, are a definitive copy of a Shareholder Letter, Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy Card for the Registrant with regard to the Annual Meeting of Shareholders to be held on October 28, 2011. Six copies of the definitive materials are being filed with the New York Stock Exchange.

The definitive proxy materials are being mailed to shareholders on or about August 24, 2011.

     If you have any questions or comments concerning the foregoing or the enclosed, kindly call me at 617-672-8520.

Very truly yours,

/s/ Timothy P. Walsh
Timothy P. Walsh, Esq.
Vice President